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                                                                    EXHIBIT 3.5

                          INCORPORATED UNDER THE LAWS                                 ORDINARY SHARES
                             OF THE CAYMAN ISLANDS                                   US $.10 PAR VALUE


       NUMBER                                         NOBLE CORPORATION                                                    SHARES
  N

                          THIS CERTIFICATE IS TRANSFERABLE                          CUSIP
                            IN KANSAS CITY, MISSOURI AND             SEE REVERSE FOR CERTAIN STATEMENTS,
                               IN NEW YORK, NEW YORK                    RESTRICTIONS AND DEFINITIONS.


                          THIS CERTIFIES THAT _________________________________________________________

                          IS THE OWNER OF _____________________________________________________________

                                          FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF

                          Noble Corporation transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this
                          Certificate properly endorsed or accompanied by a proper assignment. This
                          Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum of Association and Articles of Association of the Corporation, and all amendments thereto, copies of which are on file at the principal office of the Corporation, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
                              In Witness Whereof, the Corporation has caused the signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

                                                                  DATED:

                 /s/ JAMES C. DAY                                 COUNTERSIGNED AND REGISTERED:
                 CHAIRMAN AND CHIEF EXECUTIVE OFFICER                     UMB BANK, N.A.                TRANSFER AGENT
                                                                     (KANSAS CITY, MISSOURI)             AND REGISTRAR

                 /s/ JULIE J. ROBERTSON                           BY
                 SECRETARY                                                                        AUTHORIZED SIGNATURE

[NOBLE CORPORATION LOGO]                                                                                                   [SEAL]

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                            [NOBLE CORPORATION LOGO]

                               NOBLE CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH MEMBER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

     Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________________



                                     X
                                      ------------------------------------------
                                                     (SIGNATURE)

                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.


                                     X
                                      ------------------------------------------
                                                    (SIGNATURE)

                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.

                                     __________________________________________
                                     SIGNATURE(S) GUARANTEED BY:


This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement dated as of March 13 2002, as it may be amended from time to time (the "Rights Agreement") between Noble Corporation and a Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Noble Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Noble Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights beneficially owned by an Acquiring Person or their Affiliates or Associates (as such terms are defined in the Rights Agreement) and by any subsequent holder of such Rights are null and void and nontransferable.